IN THE UNITED STATES BANKRUPTCY COURT
FOR THE Southern district of Florida

In re:		Chapter 11

Case No. 13-29597-RAM
florida gaming CENTERS, INC., et al., [1]		(Jointly Administered)

Debtors.	/

Order (I)(A) Authorizing And Approving Sale Procedures

For The Sale Of Substantially All The Debtors’ Assets,

(B) Approving Debtors’ Entry Into And Form Of Asset Purchase
Agreement, Including A Settlement/Break-Up Fee, (C) Scheduling An
Auction And Final Hearing To Consider Approval Of The Sale, And
(D) Approving Form And Manner Of Notice Of Sale Procedures,
Auction And Sale Hearing; (II) Authorizing Procedures For The
Assumption And Assignment Of Certain Executory Contracts And
Unexpired Leases; And (III) Approving The Compromise and
Settlement Of Claims Between Parties To The November 25, 2012
Stock Purchase Agreement

This matter came before the Court on December 11, 16 and 18, 2013 (collectively, the “Sale Procedure Hearing”) on the Debtors’, Florida Gaming Centers, Inc. and Florida Gaming Corporation’s (collectively, “Miami Jai-Alai”) Motion for Entry of (I) an Order (A) Authorizing and Approving Sale Procedures for the Sale of Substantially All the Debtors’ Assets; (B) Approving Debtors’ Entry Into and Form of Asset Purchase Agreement, Including a Break-Up Fee and Expense Reimbursement; (C) Scheduling an Auction and Final Hearing to Consider Approval of the Sale; (D) Approving Form and Manner of Notice of Sale Procedures, Auction and Sale Hearing and (II) an Order Authorizing Assumption and Assignment of Certain Executory Contracts and Unexpired Leases; and (III) Approving the Compromise and Settlement of Claims Between the Parties to the November 25, 2012 Stock Purchase Agreement (the “Motion”). The Motion seeks the entry of an Order: (i) authorizing and approving (a) certain bidding and sale procedures to govern the sale (the “Sale”) of substantially all of Miami Jai-Alai’s assets; (b) approving the asset purchase agreement by and between Miami Jai Alai and Silvermark, LLC, dated as of December 17, 2013 (the “APA”), the form of which APA was filed with the Court under a Notice of Filing [ECF No.250], (c) approving the Settlement/Break-up Fee (as defined below); (d) scheduling an auction and hearing to consider approval of the Sale; and (e) approving the form and manner of notice of the Sale Procedures,2 Auction, and Sale Hearing; (ii) authorizing and approving the assumption and assignment of certain executory contracts and unexpired leases as provided in the APA, including authorizing and approving procedures for identification of defaults to be cured and for providing notice to contracting parties with an opportunity to object to such assumption and assignment, the Cure Amount, or both as provided in the APA; and (iii) approving the compromise and settlement of all claims arising between the parties to the November 25, 2012 Stock Purchase Agreement, as modified on the record at the Sale Procedure Hearing (the “Settlement”).

1 The Debtors in these chapter 11 cases and the last four digits of their federal tax identification number are: Florida Gaming Corporation (0533), Florida Gaming Miami Jai-Alai, Inc. (5893), Tara Club Estates, Inc. (9545), and Freedom Holding, Inc. (4929).

The Court having reviewed the Motion, having reviewed the APA, having determined that the relief requested in the Motion, as modified on the record at the Sale Procedure Hearing and as set forth herein, is in the best interests of Miami Jai-Alai, their estates and creditors; finding due and proper notice of the Motion having been given; and it appearing that no other or further notice is required; and upon the record of the Sale Procedure Hearing; and all of the proceedings before the Court; and after due deliberation, and sufficient cause appearing therefor,

HEREBY FINDS AND DETERMINES THAT:

A.           This Court has jurisdiction to consider the Motion and the relief requested therein in accordance with 28 U.S.C. §§ 157 and 1334. Venue of these Chapter 11 cases and the Motion in this district is proper under 28 U.S.C. §§ 1408 and 1409. This is a core proceeding pursuant 28 U.S.C. § 157(b)(2)(A), (N), and (O).

 2 Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Motion or the Sale Procedures attached hereto as Exhibit 2.

B.           Miami Jai-Alai has provided due and proper notice of the Motion and the Sale Procedures Hearing, and no further notice is necessary. A reasonable opportunity to object or be heard regarding the relief requested in the Motion (including, without limitation, with respect to the Sale Procedures, the Settlement, the Sale Notice, the Notice of Assignment and Cure, all as defined below) has been afforded to all interested parties, including but not limited to the Notice Parties (defined below).

C.           Miami Jai-Alai’s proposed (i) notice of Bid Deadline, Auction and the Sale Hearing in the form attached hereto as Exhibit 1 (the “Sale Notice”), (ii) bidding and sale procedures (the “Sale Procedures”) in the form attached hereto as Exhibit 2, and (iii) the notice of assignment and assignment and cure amounts attached hereto as Exhibit 3 (the “Notice of Assignment and Cure”) are, and in each case substantially in the forms attached hereto, appropriate and reasonably calculated to provide all interested parties with timely and proper notice of the matters set forth therein, including but not limited to the Sale Procedures, the Auction (as defined below), the Sale, the Sale Hearing (as defined below), objection and bid deadlines, and the assumption and assignment of unexpired leases and executory contracts, and no other or further notice is required.

D.           The Sale Procedures, the Settlement, and the APA were negotiated in good faith and at arm’s length, are fair and appropriate under the circumstances, and are in the best interests of Miami Jai-Alai’s estates and all parties in interest. In connection with the Settlement, Miami Jai Alai and Silvermark, LLC negotiated in good faith to include in the APA release provisions that, subject to effectiveness on the terms and conditions set forth in the APA, are intended to resolve any claims the Miami Jai Alai bankruptcy estates and Silvermark, LLC might otherwise have against one another in connection with the Stock Purchase Agreement November 25, 2012 (the “SPA”)

E.           The Court further finds that the Settlement contained in the Motion as modified on the record at the Sale Procedure Hearing is (i) fair and reasonable, (ii) falls well above the lowest point in the range of reasonableness, (iii) meets the standards for approval set forth by the Eleventh Circuit Court of Appeals in Wallis v. Justice Oaks II, Ltd. (In re Justice Oaks II, Ltd.), 898 F.2d 1544 (11th Cir. 1990), (iv) is proper pursuant to Rule 9019 of the Federal Rules of Bankruptcy Procedure, and (v) therefore is in the best interests of Miami Jai Alai’s estates and all creditors of Miami Jai Alai’s estates.

F.           As reflected on the record at the Sale Procedure Hearing, the Settlement shall not constitute a release of any claims, or rights that William B. Collett, Sr. or William B. Collett, Jr., in their individual capacities, or any defenses they have or may have against the Silvermark or its assignee in connection with the November 25, 2012 Stock Purchase Agreement, and shall not affect any claim for indemnification or subrogation that William B. Collett, Sr. or William B. Collett, Jr. may have against the Miami Jai-Alai bankruptcy estates with respect to an claims asserted against them in connection with the November 25, 2012 Stock Purchase Agreement.

G.           As reflected in the APA, the Settlement shall not constitute a release or waiver in any manner of any claims or rights Silvermark, LLC may have against William B. Collett, Sr. or William B. Collett, Jr. in their respective individual capacities (collectively, the “Principals”), including without limitation any claims or rights that arise from or are related in any way to the Guarantee and Joinder made and entered into as of November 25, 2012 by the Principals in favor of Silvermark, LLC.

H.           Miami Jai-Alai has demonstrated a compelling and sound business justification for the Court to enter this Order and thereby: (a) approve of the Sale Procedures; (b) set the dates of the Bid Deadline (as defined below), Auction and Sale Hearing; (c) establish notice procedures and approve the forms of notice; and (d) approve the Settlement; and (e) approve the procedures related to assumption and assignment of executory contracts and unexpired leases.

I.           The findings and conclusions set forth herein constitute the Court’s findings of fact and conclusions of law.

J.           Entry of this Order is in the best interests of Miami Jai-Alai and the estates, creditors, interest holders, and all other parties in interest, and therefore,

IT IS ORDERED THAT:

1.          The Motion is GRANTED, as provided herein.

2.          Any objections to the Motion or the relief requested therein that have not been adjourned, withdrawn or resolved are OVERRULED in all respects on the merits.

3.          The Settlement, as modified on the record at the Sale Procedure Hearing and as set forth herein, is APPROVED in all respects; provided, however, that the timing and effectiveness of the Settlement shall be governed by the terms and conditions set forth in the APA.

4.          The Sale Notice, Sale Procedures, and Notice of Assignment and Cure, attached hereto as Exhibits 1, 2, and 3, respectively, are approved in all respects and shall apply to the Sale. Miami Jai-Alai is authorized to fill in and complete the Sale Notice and Notice of Assignment and Cure with the information contemplated by such notices, and to make clarifying or non-material changes thereto.

5.          The Sale Procedures are fully incorporated into this Order, and Miami Jai-Alai is authorized and directed to act in accordance therewith. The failure to specifically include a reference to any particular provision of the Sale Procedures in this Order shall not diminish or impair the effectiveness of such provision. The Settlement/Break-up Fee set forth in the Sale Procedures, and the terms and conditions upon which the Settlement/Break-up Fee are to be paid as set forth in the APA and the Sale Procedures, are hereby approved. The Court approves the Settlement/Break-Up Fee because of the specific circumstances of this case.

6.          Within five (5) business days of this Order, Miami Jai-Alai shall cause the Sale Notice to be sent by first-class mail, postage prepaid, to the following: (i) all creditors of Miami Jai-Alai; (ii) all persons or entities know to Miami Jai-Alai to have asserted any security interest or other lien on any property of Miami Jai-Alai; (iii) the Florida Department of Business and Professional Regulation, Division of Pari-Mutuel Wagering; (iv) the Environmental Protection Agency; (v) the state environmental agencies in the jurisdictions where the Debtor owns real property; (vi) the Florida Attorney General; (vii) all entities known to have expressed a bona fide interest in acquiring all or portions of any of the Miami Jai-Alai’s assets; (vii) all applicable state and local taxing authorities or recording offices; (viii) the Office of the United States Trustee; (ix) the Internal Revenue Service; (x) the Securities & Exchange Commission; (xi) the United States Attorney General/Antitrust Division of Department of Justice; (xii) all of Miami Jai-Alai’s insurers; (xiii) all non-Debtor parties to contracts or leases (executory or other); (xiv) all parties to any litigation proceedings involving Miami Jai-Alai; (xv) all other known parties-in-interest in these Chapter 11 cases; (xvi) all parties that have executed a confidentiality agreement in connection with Miami Jai-Alai’s marketing of its assets during these Chapter 11 cases; and (xvii) the Notice Parties (defined below). The Notice Parties are: (a) Counsel to Miami Jai-Alai: Luis Salazar, Salazar Jackson, LLP, 201 Alhambra Circle, Suite 1205, Coral Gables, Florida 33134; (b) counsel to ABC: Dennis M. Twomey, Sidley Austin, LLP, One South Dearborn Street, Chicago, Illinois 60603; (c) counsel to the Committee: Glenn D. Moses and Paul J. Battista, Genovese Joblove & Battista, P.A., 100 Southeast Second Street, 44th Floor, Miami, Florida 33131; and (d) all persons who have filed a request for notice under Bankruptcy Rule 2002.

7.          To alert all parties who are not known to possess a claim against Miami Jai-Alai, on or about the same date, Miami Jai-Alai is authorized to, but not directed to publish notice of the Sale, in a form determined by Miami Jai-Alai in the National Edition of The Wall Street Journal, or such other publication as Miami Jai-Alai may determine is effective to convey such notice.

8.          All bids for the Assets must be submitted pursuant to the terms and conditions forth in with the Sale Procedures no later than March 19, 2014 at 5:00 p.m. (prevailing Eastern time) (the “Bid Deadline”).

9.          For a bid to constitute a Qualified Bid (as defined in the Sale Procedures), it must be received by the Bid Deadline and otherwise comply with the applicable provisions governing Qualified Bids set forth in the Sale Procedures.

10.         If Miami Jai-Alai does not receive any Qualified Bids, other than the APA with Silvermark, LLC, and ABC does not provide a Credit Bid Notification, the Auction shall be cancelled and Miami Jai-Alai shall report the same to the Bankruptcy Court and seek approval of the Sale to Silvermark, LLC pursuant to the APA.

11.         In the event Miami Jai-Alai receives, on or before the Bid Deadline, one or more Qualified Bids (including any credit bid by ABC), in addition to the APA, Miami Jai-Alai shall conduct an auction (the “Auction”) to determine the highest and best offer for the Sale. The Auction shall commence at Salazar Jackson, LLP, 201 Alhambra Circle, Suite 1205, Coral Gables, Florida 33134, on March 25, 2014 at 10:00 a.m. (prevailing Eastern Time), or such later time on such day or such other place as Miami Jai-Alai shall notify all Qualified Bidders. The Auction shall be conducted in accordance with the Sale Procedures.

12.         On March 26, 2014, at 10:00 a.m. (Eastern Time), a Sale Hearing to approve the Sale to the Successful Bidder shall be held before the Honorable Robert A. Mark in the United States Bankruptcy Court for the Southern District of Florida, Claude Pepper Federal Building, 51 SW First Avenue, Room 1406, Miami, Florida 33130, at which time Miami Jai-Alai will seek entry of an order (i) authorizing the Sale to the Successful Bidder or Stalking Horse; (ii) authorizing and approving the APA or other asset purchase agreement executed by the Successful Bidder other than the Stalking Horse (as appropriate); (iii) approving the assumption and assignment of executory contracts and unexpired leases; and (iv) granting related relief.

13.         Objections to the transactions contemplated by the Sale (a “Sale Objection”) shall (i) be filed with this Court and served on the Notice Parties, so as to be received on or before March 15, 2014 (the “Sale Objection Deadline”), at noon (prevailing Eastern Time); be in writing and conform to the Federal Rules of Bankruptcy Procedure and the Local Rules the Bankruptcy Court; and (iii) set forth the name of the objecting party, the nature and amount of any claims or interests held or asserted against Miami Jai-Alai’s estate or properties, the basis for objection and the specific grounds therefore.

14.         The failure to file and serve a Sale Objection by the Sale Objection Deadline in the manner provided herein shall be a bar to the assertion thereof at the Sale Hearing or anytime thereafter.

15.         Not later than seven (7) calendar days prior to the Sale Objection Deadline, Miami Jai-Alai shall cause the Notice of Assignment and Cure to be served by overnight courier or by hand on the counterparties to each executory contract and unexpired lease that are to be assumed and assigned to Successful Bidder, if applicable (the “Assigned Contracts”). Miami Jai-Alai shall make a good faith effort to develop assumption procedures for those executory contracts to which Miami-Dade County is a counterparty such that Miami-Dade County shall have sufficient time to determine whether it consents to such an assignment; provided, however, that nothing in this Order shall be deemed a waiver of any rights Miami Jai-Alai may have to assume and assign any such contract under Section 365, with or without such consent.

16.         The Notice of Assignment and Cure will include (a) the title of the Assigned Contract to be assumed, (b) the name of the counterparty to the Assigned Contract, (c) any applicable cure amounts as determined by Miami Jai-Alai, (d) that the assignee shall be the Successful Bidder, and (e) the deadline by which any counterparty to the Assigned Contract must object.

17.         Any objection to the assumption and/or assignment of any Assigned Contract identified on a Notice of Assignment and Cure, including to the cure amount set forth on such notice (or with respect to the provision of adequate assurance of future performance), must be in writing, filed with the Court, and be actually received by the Notice Parties no later than March 24, 2014, at noon (prevailing Eastern Time) (the “Assignment and Cure Objection Deadline”), and must set forth (a) a specific default under the Assigned Contract, (b) if applicable, claim a specific monetary amount that differs from the amount, if any, specified by Miami Jai-Alai in such Notice of Assignment of Cure to cure all defaults, and (c) the basis for the objection.

18.         If no objection is received by the Assignment and Cure Objection Deadline with respect to the assumption and assignment of an Assigned Contract, then the assumption and assignment of that Assigned Contract will be authorized pursuant to Bankruptcy Code Section 365 and the cure amount, if any, set forth on the Notice of Assignment and Cure shall be binding upon the non-Debtor party to the Assigned Contract for all purposes and will constitute a final determination (a) that the Assigned Contract may be assumed by Miami Jai-Alai and assigned to the Successful Bidder (or Alternate Bidder), and (b) of the total cure amount required to be paid to the non-Debtor party (or parties) to the Assigned Contract in connection with any potential assignment of such Assigned Contract to the Successful Bidder (or Alternate Bidder). In addition, if no objection is received by the Assignment and Cure Objection Deadline with respect to the assumption and assignment of an Assigned Contract, each non-Debtor party to such Assigned Contract shall be deemed to have consented, and shall be forever barred from objecting, to the assumption and assignment of such Assigned Contract on any grounds, and the cure amount, if any, set forth in the Notice of Assignment and Cure, including, without limitation, the right to assert any additional cure and other amounts with respect to the Assigned Contracts arising or relating to any period prior to such assumption or assignment or the right to demand adequate assurance of future performance. Furthermore, if no objection is received by the Assignment and Cure Objection Deadline with respect to the assumption and assignment of an Assigned Contract, the Successful Bidder shall enjoy all of the rights and benefits under such Assigned Contract acquired by such Successful Bidder without the necessity of obtaining any party’s written consent to Miami Jai-Alai’s assumption and assignment of such rights and benefits, and each such party shall be deemed to have waived any right to object to, contest, condition or otherwise restrict any such assumption and assignment.

19.         If a timely objection is received to the assumption and assignment of an Assigned Contract and such objection cannot otherwise be resolved by the parties, the Court may hear such objection at the Sale Hearing or, with the agreement of Miami Jai-Alai and the Successful Bidder at a later date set by the Court. The pendency of a dispute relating to the cure amount will not prevent or delay the assumption and assignment of any Assigned Contract, and Miami Jai-Alai may proceed with the assumption and assignment of the Assigned Contract provided that it or the Successful Bidder (whichever part is responsible for the payment of cure amounts), retain sufficient funds to cure all defaults claimed by the non-Debtor counterparty, and resolve the dispute regarding the cure amount at a later date as set by the Court.

20.         The Settlement shall not constitute a release of any claims, or rights that William B. Collett, Sr. or William B. Collett, Jr., in their individual capacity, or any defenses they have or may have against the Silvermark or its assignee in connection with the November 25, 2012 Stock Purchase Agreement, and shall not affect any claim for indemnification or subrogation that William B. Collett, Sr. or William B. Collett, Jr. may have against the Miami Jai-Alai estates with respect to an claims asserted against them in connection with the November 25, 2012 Stock Purchase Agreement.

21.         The Settlement shall not constitute a release or waiver in any manner of any claims or rights Silvermark, LLC may have against William B. Collett, Sr. or William B. Collett, Jr. in their respective individual capacities (collectively, the “Principals”), including without limitation any claims or rights that arise from or are related in any way to the Guarantee and Joinder made and entered into as of November 25, 2012 by the Principals in favor of Silvermark, LLC.

22.         The Debtors shall provide Silvermark, LLC with the proposed Exhibits and Schedules to the APA by December 24, 2013, and shall file a fully executed APA, with all Exhibits and Schedules, by December 30, 2013.

23.         Notwithstanding Bankruptcy Rules 6004, 6006 or otherwise, this Order shall be effective and enforceable immediately upon entry and its provisions shall be self-executing.

24.         All time periods set forth in this Order shall be calculated in accordance with Bankruptcy Rule 9006(a).

25.         To the extent this Order is inconsistent with any prior order or pleading with respect to the Motion in these Chapter 11 cases, the terms of this Order shall govern.

26.         The Court shall retain jurisdiction over any matters related to or arising from the implementation or interpretation of this Order.

# # #

Submitted by

Luis Salazar, Esq.

SALAZAR JACKSON, LLP

One Biscayne Tower, Suite 3760

Two South Biscayne Boulevard

Miami, FL 33131

Telephone: (305) 374-4848

Facsimile: (305) 397-1021

Email: salazar@salazarjackson.com

(Attorney Salazar shall serve a copy of this order upon all interested parties upon receipt and file a certificate of service)